BOSTON OMAHA

2025 Annual Meeting

August 25, 2025

BOSTON
OMAHA

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation by Boston Omaha Corporation contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management's current views concerning future events, trends, contingencies or results, appear at various places in this presentation and use words like "anticipate," "assume," "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "plan," "potential," "predict," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would." For example, management may use forward-looking statements when addressing topics such as: the outcome of contingencies; changes in the Company's business strategies and methods of generating revenue; the development and performance of the Company's services and products; the expected impact of acquisitions and dispositions; the Company's effective tax rates; future actions by regulators; and the Company's cost structure, cash flows or liquidity.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things:

- economic, financial, political, and regulatory conditions (including slower GDP growth or recession, instability in the business sectors we serve and inflation), and factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, public health crises (e.g., pandemics), geopolitical uncertainty (including military conflict), and conditions that may result from legislative, regulatory, trade and policy changes;
- our ability to make acquisitions and dispositions and successfully integrate the businesses we acquire;
- competition by other companies;
- our ability to maintain adequate physical, technical and administrative safeguards to protect the security of confidential information and data, and the potential for a system or network disruption that results in regulatory penalties and remedial costs or improper disclosure of confidential information or data;
- our ability to attract, incentivize and retain key employees, especially in a competitive business environment;
- our significant equity investments in other companies, including Sky Harbour Group Corporation (NYSE:SKYH and SKYH.WS) and in other public and privately-held businesses;
- a decline in the demand for our products and services by our customers and other market participants;
- the ability of the Company, and its third-party service providers, to maintain adequate physical and technological infrastructure;
- the Company's ability to successfully recover from a disaster or other business continuity problem, such as an earthquake, hurricane, flood, civil unrest, terrorist attack, outbreak of pandemic or contagious diseases, security breach, cyber attack, data breach, power loss, telecommunications failure or other natural or man-made event;
- the level of merger and acquisition activity in the United States in each of our business segments;
- the level of our future cash flows and capital investments;
- the continuously evolving regulatory environment in the United States affecting each of our businesses and the products they offer, and our compliance therewith; and
- the impact of changes in applicable tax or accounting requirements on the Company.

The factors noted above are not exhaustive. The Company and its subsidiaries operate in a dynamic business environment in which new risks emerge frequently. Accordingly, the Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made, except as required by applicable law. Further information about the Company's businesses, including information about factors that could materially affect its results of operations and financial condition, is contained in the Company's filings with the SEC, including Item 1A, Risk Factors in our most recently filed Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2025.

COMPARISON OF ADJUSTED INFORMATION TO U.S. GAAP INFORMATION

This presentation includes Company financials on an as-reported basis. The Company also refers to and presents "Adjusted EBITDA" as the only non-GAAP financial measure within this presentation, for which additional disclosure is required as a "non-GAAP" measure within the meaning of Regulation G under the Securities Exchange Act of 1934. Adjusted EBITDA is defined as net income (loss) before income tax expense (benefit), noncontrolling interest in subsidiary income (loss), interest expense, interest and dividend income, depreciation, amortization, accretion, gain (loss) on disposition of assets, equity in income (loss) of unconsolidated affiliates, and other investment income (loss).

The Company's use of this non-GAAP financial measure includes adjustments that reflect how management views our separately reported business segments. The Company believes the use of this non-GAAP financial measure provides useful supplemental information that enables investors to better compare the Company's performance across periods, and management also uses this measure internally to assess the operating performance of each of its business segments, to assess performance for employee compensation purposes and to decide how to allocate resources. However, investors should not consider the use of this non-GAAP financial measure in isolation from, or as a substitute for, the financial information that the Company reports. The Company's earnings releases, including its earnings release dated August 13, 2025, for the three and six-month periods ended June 30, 2025, contain financial measures calculated in accordance with GAAP that correspond to the non-GAAP financial measure included in this presentation. The Company's earnings releases are available on the Company's website at www.investor.bostonomaha.com/news.

Reconciliations of the use of this non-GAAP financial measure to the most comparable GAAP measure are provided in the appendix to this presentation.

	March 30, 2021 @ $32.75/share	March 31, 2025 @ $14.58/share
Market Cap (rounded)	$892,000,000	$459,000,000

($ and shares outstanding in M)	2020	2024	4-yr CAGR
Link			
Revenue	$28.3	$45.2	
Net Income (Loss)	($0.2)	$6.9	
Adjusted EBITDA	$7.5	$17.6	23.7%
BOB – AB/IW/UBB			
Revenue	$3.8	$37.6	
Net Income (Loss)	$0.3	($0.2)	
Adjusted EBITDA	$1.0	$11.1	81.2%
Fiber Passings / Fiber Subscribers [1]	~1,800 / ~400	~31,800 / ~12,400	
Fixed Wireless Subscribers [1]	~7,200	~31,200	
BOB - FFH			
Revenue	-	$1.5	
Net Loss	-	($7.3)	
Adjusted EBITDA	-	($5.3)	
Fiber Passings / Fiber Subscribers	-	~8,100 / ~3,300	
GIG			
Revenue	$13.6	$23.9	
Net Income (Loss)	($0.0)	$2.7	
Unrestricted Cash, US Treasuries, Stocks, Bonds, & Investments [2]	$191.1	$164.7	
Total Debt	$23.1	$39.6	
Total Class A & B Shares Outstanding	27.2	31.5	3.7%

1. 2020 excludes Utah Broadband (~10,000 fixed wireless / ~700 fiber subscribers at time of acquisition) since it was acquired on 12/29/2020 and had minimal impact on FY 2020 results.
2. Excludes cash, US Treasuries, stocks, and bonds held at UC&S, Build for Rent Fund, and 24th Street Funds. Investments include GAAP value of Dream Finders Homes (2020), Yellowstone (2020), Sky Harbour, CB&T, BOAM GP, Build for Rent Fund, 24th Street Funds, Logic, MyBundle TV, and Breezeway.

Broadband Project Update

Boston Omaha Broadband

Manufactured Home Update - Project #1 – 2,300 Units

BOSTON OMAHA

Key Metrics	Budget	Actual
Cost per passing	$1,200	$1,200
Cost per installation	$900	$1,000
Penetration rate – end of year 1	30%	52%
Subscribers – end of year 1	690	1,200
Year 1 revenue [3]	$247K	$608K
Year 1 operating cash flow [3,4]	$123K	$441K

3. Year 1 revenue and operating cash flow presented represents actual revenues and cash flows recognized during the first twelve months of the project, a period covering April 2024 through March 2025.

4. Variability of returns depends on a host of factors specific to each park, including availability and proximity of backhaul circuits, compensation paid to manufactured home park owners, and the number of months each subscriber is expected to reside within the park during the year.

Forecasted Penetration by Year	
Year 1	30%
Year 2	52%
Years 3-4	59%
Year 5+	65%

Highlights

- Vast majority of manufactured home parks lack competitive internet options
- Smaller lot sizes allow for expedited fiber development and lower build costs relative to other brownfield projects
- Generally 10-year contracts with extensions of 5-10 years at Boston Omaha's option

Boston Omaha Broadband

Fiber Passings & Backlog – Protected vs. Non-Protected

BOSTON OMAHA

Fiber Passings & Backlog	6/30/25	6/30/24
Protected passings [5]	*17,800*	*10,800*
Non-protected passings	*25,600*	*23,500*
Total passings	*43,400*	*34,300*
Protected backlog [6]	*10,500*	*12,000*

5. Protected passings includes contracted homebuilder/developer/manufactured home passings.

6. Protected backlog includes contracted government grant passings as well as contracted homebuilder/developer/manufactured home passings available to us at present which we may or may not complete depending on a host of factors.

Business Unit Updates

Q2 2025 Highlights

BOSTON OMAHA

Link Media Outdoor	• Revenue growth flat YoY • Land cost of 18.2% • Adjusted EBITDA of ~$4.5 million (down 2.9% YoY)
Boston Omaha Broadband	• ~2.1k new fiber passings / ~0.7k new fiber subscribers • ~$6.6 million in capital expenditures (~$1.0 million related to fiber passings completed during Q1 '25 and fixed wireless expenditures) • Adjusted EBITDA of ~$2.2 million (~$3.2 million excluding Fiber Fast Homes)
General Indemnity Group	• Revenue growth of 12.1% YoY • Loss ratio of 32.2% mainly due to larger claim payments and increased reserves on two outstanding contract bonds • Adjusted EBITDA of ~($0.2) million
Boston Omaha Asset Management	• ~$135 thousand in distributions to Boston Omaha Corporation
Investment in Sky Harbour Group	• Unrealized loss of ~$10.7 million related to SKYH warrants • Equity method income of ~$6.1 million related to SKYH Class A common stock • Realized gain of ~$2.9 million on sale of 509,206 shares of SKYH Class A common stock

Link Media Outdoor

Outdoor Advertising

BOSTON OMAHA

($M)	Q2 '25	*YoY Growth*	YTD '25	*YoY Growth*
Revenue	$11.4	*0.0%*	$22.2	*0.3%*
Land cost % [7]	18.2%	*0.2%*	19.5%	*1.0%*
Gross margin %	67.6%	*1.5%*	66.0%	*0.7%*
Net income	$1.8	*(11.1)%*	$2.7	*(17.9)%*
Adjusted EBITDA	$4.5	*(2.9)%*	$8.1	*(5.2)%*

7. Land costs as a percentage of revenue

Highlights

- Flat revenue growth YoY mainly due to reduced advertising spend in Political/Government, Automotive, and Entertainment categories as well as lower vinyl production revenue as some advertisers held off on buying new vinyls to save money upon contract renewal.
- Offset by increased advertising spend in Professional Services and Skilled Trade Services categories.
- Employee costs increased by $218k in Q2 '25 compared to Q2 '24 due to changes to Link's management compensation structure. The increase was partially offset by $169k in savings in commission expense.

Key Metrics	Q2 '25	Q2 '24
Debt to EBITDA ratio [8]	2.0x	2.1x
Structure and face count [9]	3,950 / 7,570	3,980 / 7,630
Digital faces	107	102

8. Consolidated leverage ratio as defined in Link's credit agreement which was most recently amended and filed as an 8-K with the SEC on June 5, 2024

9. Reduction driven by loss of structures due to storms and the removal of uneconomical structures over time

Boston Omaha Broadband

AireBeam, InfoWest and Utah Broadband

BOSTON OMAHA

($M)	Q2 '25	*YoY Growth*	YTD '25	*YoY Growth*
Revenue	$9.6	*1.6%*	$19.4	*2.4%*
Gross margin %	80.9%	*1.9%*	80.9%	*1.9%*
Net (loss) income [10]	($0.1)	*($0.1)*	$0.3	*$0.3*
Adjusted EBITDA [10]	$3.2	*16.6%*	$6.9	*25.3%*
Capital expenditures [11]	$5.0	*(12.3)%*	$9.8	*(14.8)%*

10. Includes allocation of broadband parent company overhead expenses
11. Includes capital expenditures of $1.9 million and $1.5 million recognized during YTD '25 related to fiber passings completed during 2024 and fixed wireless related capital expenditures, respectively

Highlights

- ~3.2k new fiber passings and ~1.1k new fiber subscribers YTD '25.
- Reduced employee costs and G&A by ~$660k YTD '25 compared to YTD '24.
- Continue to focus on developing strategic partnerships and driving cost efficiencies across all three businesses.

Key Metrics	Q2 '25	Q2 '24
Fixed wireless subscribers	30.6k	32.1k
Fiber subscribers	13.5k	10.1k
Fiber passings	35.0k	28.0k
Debt to EBITDA ratio	0.9x	-

Boston Omaha Broadband

Fiber Fast Homes – Greenfield Fiber New Homes Division

BOSTON OMAHA

($M)	Q2 '25	YoY Growth	YTD '25	YoY Growth
Revenue	$0.6	*82.1%*	$1.2	*110.5%*
Gross margin %	25.4%	*65.4%*	17.7%	*93.5%*
Net loss [12]	($1.5)	*11.7%*	($2.9)	*14.5%*
Adjusted EBITDA [12]	($1.0)	*27.5%*	($1.9)	*29.0%*
Capital expenditures [13]	$1.6	*(27.3)%*	$3.0	*(28.6)%*

12. Includes allocation of broadband parent company overhead expenses
13. Includes capital expenditures of $1.0 million recognized during YTD '25 related to fiber passings completed during 2024

Highlights

- ~0.3k new fiber passings and ~0.9k new fiber subscribers during YTD '25.
- Working to continue growing subscriber base while integrating costs to lower burn rate.
- The team continues to work on sourcing additional contracted backlog in geographies where we can obtain scale.

Key Metrics	Q2 '25	Q2 '24
Fiber subscribers	4.2k	2.3k
Fiber passings	8.4k	6.3k
HOA & joint venture backlog [14]	9.4k	12.0k
Debt to EBITDA ratio	-	-

14. Contracted backlog passings/subscribers available to us at present which we may or may not complete depending on a host of factors

General Indemnity Group

Surety Insurance

BOSTON OMAHA

($M)	Q2 '25	*YoY Growth*	YTD '25	*YoY Growth*
Gross written premium	$7.9	*(1.4)%*	$14.1	*12.6%*
Revenue	$6.5	*12.1%*	$13.2	*21.1%*
Loss ratio % [15]	32.2%	*18.0%*	26.6%	*11.1%*
Gross margin %	45.6%	*(15.7)%*	51.3%	*(10.4)%*
Operating loss	($0.3)	*($1.0)*	($0.1)	*($1.2)*
Net income	$0.8	*$0.2*	$1.5	*$0.1*
Adjusted EBITDA	($0.2)	*($1.0)*	$0.1	*($1.2)*

15. Losses and loss adjustment expenses as a percentage of premiums earned at our UCS insurance company

Highlights

- Premiums earned at UCS increased 17.5% in Q2 '25 compared to Q2 '24.
- Increase in loss ratio during Q2 '25 mainly related to larger claim payments and increased reserves on two outstanding contract bonds. These are in addition to the two claim payments identified in Q1 '25.
- Employee costs increased by $319k in Q2 '25 compared to Q2 '24 due to increase in headcount and higher salary costs.

Key Metrics ($M)	Q2 '25	Q2 '24
UCS surplus	$49.2	$22.8
UCS admitted assets	$85.1	$49.5

Investments

BOSTON OMAHA

($M)	GAAP Value (16)	Market Value (17)	Proceeds to Date (18)
Sky Harbour	$84.8	$127.2	$11.2
CB&T	$19.1		n/a
BOAM General Partner (19)	$6.1		$4.2
Build for Rent Fund	$4.1		$10.9
24th Street Funds	$4.0		$7.8
Other (20)	$3.9		$1.7

16. GAAP value as of June 30, 2025
17. NYSE market value of 11,671,494 shares of Sky Harbour Class A common stock and 7,719,779 warrants as of June 30, 2025
18. Includes distributions and sale proceeds from investments
19. Includes management fees and promote earned to date at Boston Omaha Asset Management
20. Includes MyBundle TV, Logic, and Breezeway

Cash, Tax Assets, and Share Repurchase Authorization

Cash, Tax Assets, and Share Repurchase Program

BOSTON OMAHA

($M)	As of June 30, 2025
Unrestricted cash [21]	$22.7
U.S. Treasury securities	$18.4
Total	$41.1
Net operating loss carry forwards [22]	$91.1
BOC share repurchase authorization remaining [23]	$18.4

21. Excludes United Casualty and Surety Insurance Company, 24th Street Funds and Build for Rent Fund
22. Net operating loss carry forwards as of December 31, 2024
23. $20 million Class A common stock repurchase authorization effective through September 30, 2025. During fiscal 2024, we repurchased 111,323 shares of our Class A common stock for a total cost of approximately $1.6 million. We did not repurchase any shares during the first six months of fiscal 2025 due to share repurchase blackout periods.

Appendix

Non-GAAP Information

($M)

Link Media Outdoor						
	For the Years Ended December 31,				Change	
	2024		2020		#	
Net income (loss)	$	6.9	$	(0.2)	$	7.1
Interest expense, net		1.4		0.8		0.6
Depreciation		5.2		3.3		1.8
Amortization		3.9		3.3		0.6
Accretion		0.2		0.1		0.1
Loss on disposition of assets		0.1		0.1		(0.1)
Adjusted EBITDA	$	17.6	$	7.5	$	10.1

Boston Omaha Broadband						
	For the Years Ended December 31,				Change	
	2024		2020		#	
Net income (loss)	$	(7.4)	$	0.3	$	(7.8)
Interest expense, net		0.0		0.0		0.0
Depreciation		9.1		0.3		8.7
Amortization		3.5		0.2		3.3
Accretion		0.0		0.0		0.0
Loss on disposition of assets		0.7		0.1		0.6
Noncontrolling interest		-		0.0		(0.0)
Adjusted EBITDA	$	5.8	$	1.0	$	4.8

Non-GAAP Information (continued)

($M)

BOSTON OMAHA

Link Media Outdoor

	For the Three Months Ended June 30,		Change	For the Six Months Ended June 30,		Change
	2025	2024	#	2025	2024	#
Net income	$ 1.8	$ 2.1	$ (0.2)	$ 2.7	$ 3.3	$ (0.6)
Interest expense, net	0.4	0.3	0.0	0.8	0.6	0.2
Depreciation	1.3	1.3	0.0	2.6	2.6	0.1
Amortization	1.0	1.0	0.0	1.9	1.9	(0.0)
Accretion	0.1	0.1	(0.0)	0.1	0.1	(0.0)
(Gain) loss on disposition of assets	(0.1)	(0.1)	0.0	(0.0)	0.0	(0.1)
Adjusted EBITDA	$ 4.5	$ 4.6	$ (0.1)	$ 8.1	$ 8.6	$ (0.4)

Boston Omaha Broadband

	For the Three Months Ended June 30,		Change	For the Six Months Ended June 30,		Change
	2025	2024	#	2025	2024	#
Net loss	$ (1.6)	$ (1.6)	$ 0.1	$ (2.6)	$ (3.3)	$ 0.8
Interest expense, net	0.1	0.0	0.1	0.2	0.0	0.2
Depreciation	2.7	2.2	0.5	5.4	4.3	1.1
Amortization	0.9	0.8	0.1	1.8	1.7	0.0
Accretion	0.0	0.0	(0.0)	0.0	0.0	(0.0)
Loss (gain) on disposition of assets	0.0	(0.1)	0.1	0.1	(0.0)	0.1
Noncontrolling interest	-	-	-	-	0.1	(0.1)
Adjusted EBITDA	$ 2.2	$ 1.4	$ 0.9	$ 4.9	$ 2.7	$ 2.2

General Indemnity Group

	For the Three Months Ended June 30,		Change	For the Six Months Ended June 30,		Change
	2025	2024	#	2025	2024	#
Net income	$ 0.8	$ 0.7	$ 0.2	$ 1.5	$ 1.3	$ 0.1
Depreciation	0.1	0.0	0.0	0.1	0.1	0.0
Amortization	0.0	0.0	-	0.1	0.1	-
Other investment (income) loss	(0.0)	0.0	(0.1)	(0.3)	(0.2)	(0.1)
Equity in income of unconsol. affiliates	(1.1)	-	(1.1)	(1.3)	-	(1.3)
Adjusted EBITDA	$ (0.2)	$ 0.8	$ (1.0)	$ 0.1	$ 1.3	$ (1.2)